UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

July 13, 2026

Date of Report (Date of earliest event reported)

Expro Ltd
(Exact name of registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation)	001-36053 (Commission File Number)	98-1929155 (IRS Employer Identification No.)

1311 Broadfield Blvd, Suite 400 Houston, TX (Address of principal executive offices)	77084 (Zip Code)

(713) 463-9776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Ordinary Shares, par value $0.0001 per share	XPRO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Explanatory Note

On July 13, 2026, Expro Group Holdings N.V., a public limited liability company organized under the laws of the Netherlands and the predecessor registrant (“Expro N.V.”), completed its previously announced redomiciliation transaction (the “Transaction”) pursuant to which (a) Expro N.V. merged with and into Expro Luxembourg S.A., a public limited liability company incorporated under the laws of Luxembourg (“Expro Luxembourg”), with Expro Luxembourg surviving (the “Luxembourg Merger”), and (b) following completion of the Luxembourg Merger, Expro Luxembourg merged with and into Expro Ltd, a Cayman Islands exempted company (the “Company”), with Expro Ltd continuing as the surviving company (the “Cayman Merger” and, together with the Luxembourg Merger, the “Mergers”). This Current Report on Form 8-K is being filed for the purpose of establishing Expro Ltd as the successor issuer to Expro N.V. pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to disclose certain related matters. The Cayman Merger became effective (the “Effective Time”) on July 13, 2026, following the effectiveness of the Luxembourg Merger.

The foregoing description of the Transaction is not complete and is qualified in its entirety by reference to the proxy statement/prospectus of Expro N.V. and the Company, included in Expro N.V.’s definitive proxy statement on Schedule 14A and in the Company’s final prospectus included in its registration statement on Form S-4 (Registration No. 333-294836), in each case filed with the SEC on April 21, 2026 (the “Proxy Statement/Prospectus”).

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth in the Explanatory Note and the last paragraph of Item 5.02 of this Current Report on Form 8-K are incorporated by reference into this Item 2.01.

In the Mergers, each share of common stock, nominal value €0.06 per share, of Expro N.V. (“Expro N.V. Common Shares”) issued and outstanding immediately prior to the Mergers was automatically canceled and ultimately exchanged for one ordinary share, par value $0.0001 per share, of Expro Ltd (“Expro Ltd Ordinary Shares”), and, as a result, the former shareholders of Expro N.V. automatically became shareholders of Expro Ltd, holding the same number and percentage of Expro Ltd Ordinary Shares as they held of Expro N.V. Common Shares immediately prior to the Mergers. Expro Ltd replaced Expro N.V. as the publicly held company traded on the New York Stock Exchange (the “NYSE”). It is currently expected that, on July 14, 2026, the Expro Ltd Ordinary Shares will commence trading under the same ticker symbol “XPRO” on the NYSE.

Pursuant to Section 2:333h of the Dutch Civil Code, shareholders of Expro N.V. who voted against the Luxembourg Merger were entitled to exercise statutory withdrawal rights and elect to receive cash compensation in lieu of Expro Ltd Ordinary Shares; however, no Expro N.V. shareholders exercised such withdrawal rights.

As of the Effective Time, the rights of shareholders of Expro Ltd are governed by the Companies Act (Revised) of the Cayman Islands (the “Companies Act”) and by the Amended and Restated Memorandum and Articles of Association of Expro Ltd (the “A&R Charter”), a copy of which is filed as Exhibit 3.1 hereto.

Upon completion of the Mergers, the Expro Ltd Ordinary Shares were deemed to be registered under Section 12 of the Exchange Act, pursuant to Rule 12g-3(a) promulgated thereunder. Expro Ltd is also deemed to be the successor issuer to Expro N.V. pursuant to Rule 12g-3(a) under the Exchange Act.

The directors and executive officers of Expro Ltd, effective as of the Effective Time, are the same individuals who were directors and executive officers, respectively, of Expro N.V. immediately prior to the Mergers, each holding the same position at Expro Ltd that such individual held at Expro N.V. See Item 5.02 of this Current Report on Form 8-K for additional information.

The foregoing description of the Mergers is not complete and is qualified in its entirety by reference to the Proxy Statement/Prospectus.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Transaction, on July 13, 2026, Expro Ltd assumed the obligations under Expro N.V.’s senior secured revolving credit facility, dated July 23, 2025, by and among, inter alia, DNB Bank ASA, London Branch, as agent, and other financial institutions as lenders, as amended and/or restated from time to time.

The information in the Explanatory Note and Item 2.01, each as set forth in this Current Report on Form 8-K, is incorporated by reference into this Item 2.03.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information in the Explanatory Note and Item 2.01, each as set forth in this Current Report on Form 8-K, is incorporated by reference into this Item 3.01.

Item 3.03	Material Modification to Rights of Security Holders.

The information in the Explanatory Note and Item 2.01, each as set forth in this Current Report on Form 8-K, is incorporated by reference into this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of the Effective Time, the directors and executive officers of Expro N.V. were appointed to the same respective positions with the Company.

The following persons, each of whom served as a director of Expro N.V., were appointed as directors of Expro Ltd, in each case to serve until the next annual meeting of shareholders of Expro Ltd and until his or her successor has been duly elected and qualified, or until his or her earlier resignation or removal:

Robert W. Drummond	Michael Jardon
Eitan Arbeter	Lisa L. Troe
Brian Truelove	Frances M. Vallejo
Eileen G. Whelley

Each such director was appointed to serve on the same committees of the board of directors of Expro Ltd as such director had served on the board of directors of Expro N.V.

Each person who was an officer of Expro N.V. was appointed to hold the same position with Expro Ltd that such officer held at Expro N.V. Information required under Item 401(b) and (e) of Regulation S-K regarding the principal executive officer, principal financial officer, and principal accounting officer is set forth in the Proxy Statement/Prospectus, and is incorporated herein by reference.

In addition, at the Effective Time, each of the Expro Group Holdings International Limited 2018 Management Incentive Plan, the Expro Group Holdings N.V. 2022 Long-Term Incentive Plan, and the Expro Group Holdings N.V. 2023 Employee Stock Purchase Program (including the Expro Group Holdings N.V. Sharesave Scheme (UK) thereunder) (collectively, the “Expro Incentive Plans”) was assumed by Expro Ltd, and each outstanding award under the corresponding Expro Incentive Plans (each, an “Expro N.V. Incentive Award”) was automatically exchanged into a corresponding award of Expro Ltd Ordinary Shares (each, an “Expro Ltd Incentive Award”) equal to the number of Expro N.V. Common Shares subject to such Expro N.V. Incentive Award immediately prior to the Effective Time. All such Expro Ltd Incentive Awards continue to have substantially the same terms and conditions (including with respect to, as applicable, exercisability, vesting and forfeiture (including performance vesting criteria), form of settlement and dividend equivalent rights) as applied immediately prior to the Effective Time, except that the security issuable upon exercise or settlement of the Expro Ltd Incentive Award will be an Expro Ltd Ordinary Share (or its cash equivalent) rather than an Expro N.V. Common Share (or its cash equivalent).

Item 5.03	Amendments to Articles of Incorporation or By-Laws.

On July 13, 2026, the A&R Charter, as set forth as an exhibit hereto, became the governing constituent document of the Company.

A summary description of the material terms of the A&R Charter, including a comparison of the rights of shareholders of Expro Ltd under the Companies Act and the A&R Charter against the rights of shareholders of Expro N.V. under Dutch law and Expro N.V.’s Articles of Association prior to the Mergers, was included under the headings “Description of Expro Cayman Share Capital” and “Comparison of Rights of Expro N.V. Shareholders and Expro Cayman Shareholders” in the Proxy Statement/Prospectus, and that description is incorporated herein by reference. See Exhibit 4.1 hereto.

The foregoing description of the A&R Charter is not complete and is qualified in its entirety by reference to its full text, which is filed as Exhibit 3.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description
3.1	Amended and Restated Memorandum and Articles of Association of Expro Ltd
4.1	Description of Expro Ltd Share Capital
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRO LTD

Date: July 13, 2026	By:	/s/ JOHN MCALISTER
	Name:	John McAlister
	Title:	General Counsel and Secretary

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